UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4435 Waterfront Drive, Suite 300 Glen Allen, Virginia		23060
(Address of principal executive
offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 277-4304

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	ACH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Explanatory Note

On September 17, 2026, Accendra Health, Inc. (the “Company” or “Accendra Health”) filed a Current Report on Form 8-K under Item 5.02 to report that, on that date, Accendra Health announced that it named Kenneth Gardner-Smith as the Company’s next President and Chief Executive Officer. Accendra Health is filing this Form 8-K/A as an amendment (Amendment No. 1) to the aforementioned Form 8-K to supplement the information disclosed in Item 5.02 of the original filing. Other disclosures in the original filing are unchanged.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2026, Accendra Health and Mr. Gardner-Smith, the Company’s next President and Chief Executive Officer, mutually agreed to an effective start date of October 5, 2026. Edward A. Pesicka, who previously announced his intent to retire in August, will remain in the role of President and Chief Executive Officer until Mr. Gardner-Smith assumes the role on October 5, 2026, at which point Mr. Pesicka will also retire from the Board of Directors, as previously announced.

On September 28, 2026, Mr. Pesicka and the Company entered into a consulting agreement, under which Mr. Pesicka will serve as an advisor to the Company for up to thirty months to ensure a smooth transition. Under the consulting agreement, Mr. Pesicka’s previously awarded outstanding equity awards shall remain outstanding and shall continue to vest in accordance with their existing terms during the term of the consulting arrangement. Additionally, Mr. Pesicka will receive a COBRA benefit, as described in the consulting agreement.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

10.1	Consulting Agreement, dated September 28, 2026, between the Company and Edward Pesicka
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENDRA HEALTH, INC.

Date: September 28, 2026	By:	/s/ Heath H. Galloway
	Name:	Heath H. Galloway
	Title:	Executive Vice President, General Counsel and Corporate Secretary